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                                   SUPPLEMENT
                             DATED AUGUST 18, 2006
                                     TO THE
                 CLASS IA SHARES PROSPECTUS (THE "PROSPECTUS")
                 FOR THE HARTFORD HLS FUNDS, DATED MAY 1, 2006
         (INVESTMENT OPTIONS WITHIN UNION SECURITY VARIABLE ANNUITIES)

 THIS SUPPLEMENT AMENDS THE PROSPECTUS OF THE HARTFORD HLS FUNDS, DATED MAY 1,
                                     2006.

The Prospectus is revised as follows:

HARTFORD BLUE CHIP STOCK HLS FUND

Under the heading "Hartford Blue Chip Stock HLS Fund" on page 6 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

SHAREHOLDER MEETING At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford Blue Chip Stock HLS Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"). Pursuant to the Agreement, Hartford Investment Management would serve as sole sub-adviser to the Fund, and would manage the Fund's assets. Because Hartford Investment Management is an affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the sub-advisory agreement between HL Advisors and T. Rowe Prices Associates, Inc., the current sub-adviser to the Fund, subject to the approval of the Agreement by shareholders.

The Board of Directors has called for a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on or about October 24, 2006, for the purpose of seeking approval of the Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in September 2006, and may also be obtained at that time by contacting the Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

At the meeting, the Board of Directors also approved on behalf of Hartford Capital Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund (together, the "Acquired Funds") and the Fund, the reorganization of Capital Opportunities HLS Fund with and into the Fund and the reorganization of the LargeCap Growth HLS Fund with and into the Fund. The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the "Meeting") to be held on or about January 23, 2007, for the purpose of seeking the approval of these transactions. In connection with these transactions, the Fund will be renamed the Hartford LargeCap Growth HLS Fund. Further information on this proposal can be found below.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND AND HARTFORD LARGECAP GROWTH HLS FUND

The following paragraphs are inserted before the first full paragraph under both the heading "Hartford Capital Opportunities HLS Fund" on page 12 of the Prospectus, and the heading "Hartford LargeCap Growth HLS Fund" on page 59 of the Prospectus:

PROPOSED REORGANIZATIONS At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford Blue Chip Stock HLS Fund ("Blue Chip Fund"), Hartford Capital Opportunities HLS Fund ("Capital Opportunities Fund" or "Acquired Fund"), and Hartford LargeCap Growth HLS Fund ("LargeCap Growth Fund" or "Acquired Fund") the reorganization of the Capital Opportunities Fund with and into the Blue Chip Fund and the reorganization of the LargeCap Growth Fund with and into the Blue Chip Fund (each a "Reorganization,"
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and collectively, the "Reorganizations"). In connection with the
Reorganizations, the Blue Chip Fund will be renamed the Hartford LargeCap Growth HLS Fund.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the "Meeting") to be held on or about January 23, 2007, for the purpose of seeking the approval of each Agreement and Plan of Reorganization ("Reorganization Agreement") by the shareholders of the respective Acquired Fund.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates (1) the transfer of all of the assets of the Acquired Fund with and into the Blue Chip Fund in exchange for shares of the Blue Chip Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Blue Chip Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Blue Chip Fund to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. Each shareholder of an Acquired Fund would receive shares of the Blue Chip Fund having equal net asset value of the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganizations.

A proxy statement containing detailed information concerning the Reorganizations is expected to be mailed to the Acquired Funds' shareholders in November 2006, and may also be obtained at that time by contacting the Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

HARTFORD MIDCAP STOCK HLS FUND

Under the heading "Hartford MidCap Stock HLS Fund" on page 62 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

SHAREHOLDER MEETING At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. unanimously approved on behalf of Hartford MidCap Stock HLS Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"). Pursuant to the Agreement, Hartford Investment Management would serve as sole subadviser to the Fund, and would manage the Fund's assets. Because Hartford Investment Management is an affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the sub-advisory agreement between HL Advisors and Northern Capital Management, LLC, the current sub-adviser to the Fund, subject to the approval of the Agreement by shareholders.

The Board of Directors has called for a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on or about November 16, 2006, for the purpose of seeking approval of the Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in September 2006, and may also be obtained at that time by contacting the Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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